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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            PARK-OHIO HOLDINGS CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                            PARK-OHIO HOLDINGS CORP.

                              23000 EUCLID AVENUE
                               EUCLID, OHIO 44117

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 2000 annual meeting of shareholders of Park-Ohio Holdings Corp., an Ohio corporation (the "Company"), will be held at Martin L. King, Jr. School for Law and Municipal Careers, 1651 East 71st Street, Cleveland, Ohio, on Thursday, May 4, 2000, at 10:00 A.M., Cleveland Time, for the following purposes:

     1. Election of Directors. To elect three directors, as set forth in the accompanying proxy statement, to serve for a term expiring at the annual meeting of shareholders in the year 2003;

     2. Other Business. To act on such other matters as may be properly brought before the annual meeting or any adjournments, postponements or continuations thereof.

     Only shareholders of record at the close of business on March 8, 2000 are entitled to notice of and to vote at the meeting.

     All shareholders are invited to attend the annual meeting. To ensure your representation at the annual meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, regardless of whether you expect to attend the annual meeting. No postage is required if mailed in the United States. Your proxy will not be used if you attend the annual meeting and vote in person.

                                        By Order of the Board of Directors

                                        RONALD J. COZEAN
                                          Secretary and General Counsel

March 24, 2000

                            PARK-OHIO HOLDINGS CORP.

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 4, 2000

                              GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of shareholders of the Company to be held at Martin L. King, Jr. School for Law and Municipal Careers, 1651 East 71st Street, Cleveland, Ohio, on Thursday, May 4, 2000, at 10:00 A.M., Cleveland Time, and any and all adjournments, postponements or continuations thereof. This proxy statement and the accompanying Notice of 2000 Annual Meeting of Shareholders and proxy are first being mailed to shareholders on or about March 30, 2000. A shareholder giving a proxy may revoke it, without affecting any vote previously taken, by a later appointment received by the Company or by giving notice to the Company in writing or in open meeting. Attendance at the meeting will not in itself revoke a proxy. Shares represented by properly executed proxies will be voted at the meeting. If a shareholder has specified how the proxy is to be voted with respect to a matter listed on the proxy it will be voted in accordance with such specifications, and if no specification is made the executed proxy will be voted "FOR" the election of the nominees for directors. The Company's Articles of Incorporation do not provide for cumulative voting in the election of directors.

     The record date for the determination of shareholders entitled to notice of and to vote at the 2000 annual meeting is March 8, 2000. As of March 8, 2000, there were issued and outstanding 10,549,791 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"). Each share has one vote.

     So far as the Company is aware, no matters other than those described in this proxy statement will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares to which the proxy relates thereon in accordance with their best judgment. Abstentions and broker non-votes will be counted as present at the meeting for purposes of determining a quorum, but will not be counted as voting, except as otherwise required by law and indicated herein.

     The cost of soliciting proxies, including the charges and expenses incurred by persons holding shares in their name as nominee for the forwarding of proxy materials to the beneficial owners of such shares, will be borne by the Company. Proxies may be solicited by officers and employees of the Company, by letter, by telephone or in person. Such individuals will not be additionally compensated but may be reimbursed by the Company for reasonable out-of-pocket expenses incurred in connection therewith. In addition, the Company has retained Morrow & Co., Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies and will pay such firm a fee, estimated to be $4,000, plus reimbursement of out-of-pocket expenses.

                             ELECTION OF DIRECTORS

GENERAL

     The authorized number of directors of the Company is presently fixed at nine, divided into three classes of three members, respectively. The directors of each class are elected for three-year terms so that the term of office of one class of directors expires at each annual meeting. One vacancy presently exists in the class of directors whose term of office is due to expire at the 2001 annual meeting.

     The terms of office of Matthew V. Crawford, Lewis E. Hatch, Jr. and Lawrence O. Selhorst will expire on the day of the 2000 annual meeting, upon election of successors. The Board of Directors has nominated each such director to be re-elected for a three-year term and until his successor is elected and qualified. The persons named in the accompanying proxy will vote the proxies received by them (unless authority to vote is withheld) for the election of Matthew V. Crawford, Lewis E. Hatch, Jr. and Lawrence O. Selhorst. If any nominee is not available at the time of election, the proxy holders may vote in their discretion for a substitute or such vacancy may be filled later by the Board. The Company has no reason to believe any nominee will be unavailable.

RECOMMENDATION AND VOTE REQUIRED

     The affirmative vote of a plurality of the shares of Common Stock represented at the meeting is required to elect Matthew V. Crawford, Lewis E. Hatch, Jr. and Lawrence O. Selhorst as directors of the Company to serve until the annual meeting of shareholders in the year 2003.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" MATTHEW V. CRAWFORD, LEWIS E. HATCH, JR. AND LAWRENCE O. SELHORST AS DIRECTORS.

BIOGRAPHICAL INFORMATION

     Information is set forth below regarding the nominees for election and the directors who will continue in office as directors of the Company after the meeting, including their ages, principal occupations during the past five years and other directorships presently held. Also set forth is the date each was first elected as a director of the Company or a corporation that has been merged into the Company.

                                       NOMINEES FOR ELECTION
----------------------------------------------------------------------------------------------------
                                                            PRINCIPAL OCCUPATION
         NAME               AGE                           AND OTHER DIRECTORSHIPS
         ----               ---         ------------------------------------------------------------
Matthew V. Crawford         30          Director of the Company since 1997; Assistant Secretary and
                                        Corporate Counsel of the Company since February, 1995;
                                        President of Crawford Container Company since 1991; Mr. E.
                                        Crawford is the father of Mr. M. Crawford
Lewis E. Hatch, Jr.+#       73          Director of the Company since 1992; Business Consultant;
                                        former Chairman Image Max, Inc.; former Chairman and Chief
                                        Operating Officer, Rusch International (international
                                        medical device company); Director, ImageMax, Inc.
Lawrence O. Selhorst#       67          Director of the Company since 1995; Chairman of the Board
                                        and Chief Executive Officer of American Spring Wire Corp.
                                        (spring wire manufacturer) since 1968; former Chairman of
                                        the Board of RB&W Corporation from September, 1992 to March,
                                        1995

                     DIRECTORS CONTINUING IN OFFICE WITH TERM EXPIRING IN 2001
----------------------------------------------------------------------------------------------------
                                                            PRINCIPAL OCCUPATION
         NAME               AGE                           AND OTHER DIRECTORSHIPS
         ----               ---         ------------------------------------------------------------
Edward F. Crawford*         60          Director, Chairman and Chief Executive Officer of the
                                        Company since 1992; President of the Company since 1997;
                                        Chairman and Chief Executive Officer, Crawford Group, Inc.
                                        (manufacturing businesses) since 1964; Director of
                                        Continental Global Group, Inc. and Lesco Inc.

James W. Wert*#             53          Director of the Company since 1992; retired, former Senior
                                        Executive Vice President and Chief Investment Officer,
                                        KeyCorp (financial services company) from August, 1995 to
                                        July, 1996; Chief Financial Officer, KeyCorp from 1994 to
                                        1995; Vice Chairman and Chief Financial Officer, Society
                                        Corporation (financial services company) from 1990 to 1994;
                                        Director of Continental Global Group, Inc., Marlin Leasing
                                        Corporation and Paragon Corporate Holdings, Inc.

                     DIRECTORS CONTINUING IN OFFICE WITH TERM EXPIRING IN 2002
----------------------------------------------------------------------------------------------------
                                                            PRINCIPAL OCCUPATION
         NAME               AGE                           AND OTHER DIRECTORSHIPS
         ----               ---         ------------------------------------------------------------
Kevin R. Greene+            41          Director of the Company since 1998; Chairman and Chief
                                        Executive Officer of Value Investing Partners, Inc.
                                        (international investment banking firm) since 1992; Chairman of Capital Resource Advisers LLC (pension consultant) since
                                        1999; formerly a management consultant with McKinsey &
                                        Company; President of Board of Trustees of Oratory Prep in
                                        Summit, NJ
Thomas E. McGinty*+         70          Director of the Company since 1986; President, Belvoir
                                        Consultants, Inc. (management consultants) since 1983
Felix J. Tarorick           57          Director of the Company since 1998; Vice Chairman of the
                                        Company since 1998 and Vice President of Operations of the
                                        Company since 1996; President of the Company's former
                                        Consumer Products Group from 1992 to 1995

---------------

* Member, Executive Committee
+ Member, Audit Committee
# Member, Compensation Committee

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information with respect to beneficial ownership of the Common Stock of the Company by: (i) each person (or group of affiliated persons) known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each director of the Company; (iii) each Named Executive Officer individually; and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the information is as of March 1, 2000 and the nature of beneficial ownership consists of sole voting and investment power.

                                                           SHARES OF          PERCENT
              NAME OF BENEFICIAL OWNER                    COMMON STOCK        OF CLASS
              ------------------------                --------------------    --------
Edward F. Crawford..................................       2,805,000(a)(b)      25.6%
Matthew V. Crawford.................................         681,933(b)(c)       6.5%
Thomas E. McGinty...................................         135,850(d)          1.3%
Felix J. Tarorick...................................          93,167(c)            *
James W. Wert.......................................          79,000(d)            *
James S. Walker.....................................          58,267(c)            *
Lawrence O. Selhorst................................          55,701(d)            *
Ronald J. Cozean....................................          38,000(c)            *
Lewis E. Hatch, Jr..................................          32,060(e)            *
Patrick W. Fogarty..................................          25,000(c)            *
Kevin R. Greene.....................................          22,000(e)            *
GAMCO Investors, Inc................................       1,444,635(f)         13.7%
Capital Research and Management Company.............         850,000(g)          8.1%
Dimensional Fund Advisors, Inc......................         775,817(h)          7.4%
Directors and executive officers as a group (11
  persons)..........................................       3,977,978            35.5%

---------------

* Less than one percent.

(a) The total includes 2,325,000 shares over which Mr. E. Crawford has sole voting and investment power, 22,500 shares owned by L'Accent de Provence of which Mr. E. Crawford is President and owner of 25% of its capital stock and over which Mr. E. Crawford shares voting and investment power, 9,500 shares owned by Mr. E. Crawford's wife as to which Mr. E. Crawford disclaims beneficial ownership, and 400,000 shares subject to stock options currently exercisable. The address of Mr. E. Crawford is the business address of the Company.

(b) Messrs. E. Crawford and M. Crawford have shared voting power and investment power with respect to 48,000 shares held by a charitable foundation. The 48,000 shares are included in the beneficial ownership amounts reported for both Mr. E. Crawford and Mr. M. Crawford. The address of Mr. M. Crawford is the business address of the Company.

(c) The totals for Messrs. M. Crawford, Tarorick, Walker, Cozean, and Fogarty include 28,333 shares, 40,667 shares, 39,167 shares, 38,000 shares, and 25,000 shares, respectively, of Common Stock issuable pursuant to currently exercisable stock options.

(d) Includes 24,000 shares of Common Stock issuable pursuant to currently exercisable stock options.

(e) The totals for Messrs. Hatch and Greene include 18,000 shares and 12,000 shares, respectively, of Common Stock issuable pursuant to currently exercisable stock options.

(f) Based on information set forth on Amendment No. 8 to Schedule 13D dated March 13, 2000. Includes 1,225,081 shares held by GAMCO Investors, Inc., 198,715 shares held by Gabelli Funds, LLC, 10,000 shares held by Gabelli International Limited, 7,500 shares held by Gabelli Performance Partnership L.P., and 3,339 shares held by Mr. Mario J. Gabelli, as of March 13, 2000. Gabelli Group Capital Partners, Inc. is the ultimate parent holding company for the above listed companies, and Mr. Mario J. Gabelli is the majority owner of Gabelli Group Capital Partners, Inc. which has its principal business office at One Corporate Center, Rye, New York 10580.

(g) Based on information set forth on Amendment No. 1 to Schedule 13G dated February 10, 2000. Capital Research and Management Company ("Capital"), a registered investment adviser, reported no voting power and sole investment power over 850,000 shares, but disclaimed beneficial ownership of all such shares, as of December 31, 1999. The address for Capital is 333 South Hope Street, Los Angeles, California 90071.

(h) Based on information set forth on Schedule 13G dated February 11, 2000. Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles, including commingled group trusts (the "Portfolios"). Dimensional reported beneficial ownership of 775,817 shares as of December 31, 1999, all of which shares were held by the Portfolios. Dimensional reported sole voting and investment power with respect to all of such shares, but disclaimed beneficial ownership of all such shares. The address for Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

              CERTAIN MATTERS PERTAINING TO THE BOARD OF DIRECTORS

BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee and an Outside Directors Committee. The Board has no standing nominating committee. During 1999, the Board held three meetings, the Audit Committee, the Compensation Committee, and the Outside Directors Committee, each held two meetings and the Executive Committee held no meetings. During 1999, each of the directors attended at least 75% of the meetings of the Board and of any committee on which he served, except for Mr. McGinty.

     Except as otherwise provided in the Company Regulations, the Executive Committee has all powers and rights necessary to exercise the full authority of the Board of Directors in the management of the business and affairs of the Company when necessary in between meetings of the Board of Directors. The Executive Committee consists of Messrs. E. Crawford, McGinty and Wert, with Mr. McGinty as its chairman.

     The Audit Committee is primarily concerned with the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. The Audit Committee is authorized to: (i) make recommendations to the Board of Directors regarding the engagement of the Company's independent accountants; (ii) review the plan, scope and results of the annual audit, the independent auditors' letter of comments and management's response thereto, and the scope of any nonaudit services which may be performed by the independent auditors; (iii) manage the Company's policies and procedures with respect to internal accounting and financial controls; and (iv) review any changes in accounting policy. The Audit Committee consists of Messrs. Hatch, Greene and McGinty, with Mr. Hatch as its chairman.

     The Compensation Committee is authorized and directed to: (i) review and approve the compensation and benefits of the executive officers; (ii) review and approve the annual salary plans; (iii) review management organization and development; (iv) review and advise management regarding the benefits, including bonuses, and other terms and conditions of employment of other employees; and
(v) administer any stock option plans which may be adopted and the granting of options under such plans. The Compensation Committee consists of Messrs. Hatch, Selhorst and Wert, with Mr. Selhorst as its chairman.

     The Outside Directors Committee is authorized to review corporate governance matters, including any potential conflict of interest that may arise involving certain, if any, employee directors. The Outside Directors Committee consists of Messrs. Greene, Hatch, McGinty, Selhorst and Wert, with Mr. Wert as its chairman.

COMPENSATION OF THE BOARD OF DIRECTORS

     The Company compensates non-employee directors for serving on the Board of Directors and reimburses them for any expenses incurred in connection with Board of Directors meetings. During 1999, non-employee directors, except Mr. Hatch, received compensation in the form of grants of options for 6,000 shares of Common Stock in accordance with the Company's 1996 Non-employee Director Stock Option Plan approved by the shareholders of the Company at the 1996 Annual Meeting. Mr. Hatch received $20,000 in lieu of stock option grants. In addition, each of the non-employee directors received $15,000 for work performed on a special project.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The following table sets forth the respective amounts of compensation paid to the Chairman of the Board and Chief Executive Officer and the four other highest paid executive officers of the Company (collectively, the "Named Executive Officers") for each of the years indicated.

                                                                      LONG-TERM
                                           ANNUAL COMPENSATION       COMPENSATION
                                       ---------------------------   ------------
                                                                      SECURITIES
                                                                      UNDERLYING
              NAME AND                                                 OPTIONS/         ALL OTHER
         PRINCIPAL POSITION            YEAR   SALARY($)   BONUS($)    SARS(#)(1)    COMPENSATION($)(2)
         ------------------            ----   ---------   --------    ----------    ------------------
Edward F. Crawford                     1999    500,000    500,000            0               164
  Chairman of the Board, Chief         1998    500,000     25,000            0               164
  Executive Officer and President      1997    225,000     80,000            0               164
Felix J. Tarorick                      1999    180,000     70,000       14,000             3,164
  Vice Chairman of the Board and       1998    150,000     55,000        2,000             3,164
  Vice President of Operations         1997    150,000     50,000            0             3,164
James S. Walker                        1999    190,000     15,000            0             3,164
  Vice President and                   1998    170,000     30,000        2,000             3,164
  Chief Financial Officer              1997    170,000     36,250            0             3,164
Ronald J. Cozean                       1999    130,000          0       10,000             2,764
  Secretary and General Counsel        1998    100,000     25,000        3,000             2,664
                                       1997    100,000     25,000            0             2,664
Patrick W. Fogarty                     1999    120,000     40,000       10,000             3,164
  Director of Corporate Development    1998    110,000     35,000        3,000             3,064
                                       1997    110,000     35,000            0             3,064

---------------

(1) Reflects the number of shares of Common Stock covered by stock options granted during the years shown. No stock appreciation rights ("SARs") were granted to the Named Executive Officers during the years shown.

(2) For the year ended December 31, 1999, all other compensation includes contributions made by the Company under the Company's Supplemental Defined Contribution Plan as follows: Mr. Tarorick $3,000 and Mr. Walker $3,000, and under the Company's Individual Account Retirement Plan: Mr. Cozean $2,600 and Mr. Fogarty $3,000; and insurance premiums of $164 paid by the Company to each of the Named Executive Officers.

STOCK BASED COMPENSATION, INCLUDING OPTIONS

     At the 1998 Annual Meeting, the shareholders approved the 1998 Long-Term Incentive Plan (the "1998 Plan") that permits the granting of stock options (either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code or nonstatutory stock options), stock appreciation rights, restricted shares, performance shares or stock awards. The 1998 Plan is administered by the Compensation Committee of the Board of Directors, which has authority to select officers and key employees to be participants and to determine the type and number of awards to be granted.

     The number of shares currently available for grant under the 1998 Plan shall not exceed 550,000, subject to adjustment under certain circumstances when the number of outstanding shares changes. The option price for stock options granted under the 1998 Plan is fixed by the Compensation Committee, but in no event will it be less than the fair market value of the Company's Common Stock on the date of grant. The 1998 Plan continues in effect until terminated by the Board of Directors.

     The Compensation Committee granted stock options during 1999 under the 1998 Plan. The following tables set forth information regarding the grant of stock options to Named Executive Officers in 1999 and the value of unexercised options as of December 31, 1999.

                           OPTION/SAR GRANTS IN 1999

                                               INDIVIDUAL GRANTS
                             -----------------------------------------------------
                                             % OF
                             NUMBER OF      TOTAL
                             SECURITIES    OPTIONS/                                  POTENTIAL REALIZABLE VALUE AT
                             UNDERLYING      SARS                                    ASSUMED ANNUAL RATES OF STOCK
                              OPTIONS/    GRANTED TO                                 PRICE APPRECIATION FOR OPTION
                                SARS      EMPLOYEES       EXERCISE                              TERM(3)
                             GRANTED(#)   IN FISCAL       OR BASE       EXPIRATION   ------------------------------
            NAME                (1)          YEAR      PRICE($/SH)(2)      DATE       0%($)     5%($)      10%($)
            ----             ----------   ----------   --------------   ----------   -------   --------   ---------
Ronald J. Cozean               10,000          10%           9.75        10/22/09        0      61,320     155,390
Edward F. Crawford                  0           0%            N/A             N/A      N/A         N/A         N/A
Patrick W. Fogarty             10,000          10%           9.75        10/22/09        0      61,320     155,390
Felix J. Tarorick              14,000          14%           9.75        10/22/09        0      85,850     217,550
James S. Walker                     0           0%            N/A             N/A      N/A         N/A         N/A

---------------

(1) Options become exercisable to the extent of 33 1/3% of the subject shares after one year from the date of grant, 66 2/3% after two years from the date of grant, and 100% after three years from the date of grant.

(2) Represents the NASDAQ closing price on the day prior to grant.

(3) The assumed rates of appreciation are not intended to represent either past or future appreciation rates with respect to the Company's Common Stock. The rates are prescribed in the applicable Commission rules for use by all companies for the purpose of this table.

                    AGGREGATED OPTION/SAR EXERCISES IN 1999
                    AND DECEMBER 31, 1999 OPTION/SAR VALUES

                                                                                  VALUE OF
                                                              NUMBER OF          UNEXERCISED
                                                             UNEXERCISED        IN-THE-MONEY
                                                           OPTIONS/SARS AT     OPTIONS/SARS AT
                                   SHARES                 DECEMBER 31, 1999   DECEMBER 31, 1999
                                 ACQUIRED ON    VALUE       EXERCISABLE/        EXERCISABLE/
             NAME                 EXERCISE     REALIZED     UNEXERCISABLE     UNEXERCISABLE(1)
             ----                -----------   --------   -----------------   -----------------
Ronald J. Cozean                     None          N/A      38,000/ 12,000    $        0/$1,250
Edward F. Crawford                   None          N/A     300,000/200,000    $        0/$    0
Patrick W. Fogarty                   None          N/A      25,000/ 12,000    $        0/$1,250
Felix J. Tarorick                    None          N/A      40,667/ 15,333    $   11,250/$1,750
James S. Walker                      None          N/A      39,167/  1,333    $   10,125/$    0

---------------

(1) The "Value of Unexercised In-the-Money Options/SARs at December 31, 1999" was calculated by determining the difference between the fair market value of the underlying Common Stock at December 31, 1999 (the Nasdaq closing price of the Park-Ohio Common Stock on December 31, 1999 was $9.875) and the exercise price of the option. An option is "In-the-Money" when the fair market value of the underlying Park-Ohio Common Stock exceeds the exercise price of the option.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Company has structured its executive compensation program to support the objectives and entrepreneurial culture of the Company. The Compensation Committee's policy is to provide executive officers with a base salary, with an opportunity for each executive to earn a bonus based on merit. In addition, the Compensation Committee aligns the interests of executives with the long-term interests of the Company's shareholders by awarding stock based compensation. Historically, stock based compensation has been exclusively in the form of stock options. At the Company's 1998 Annual Meeting, the shareholders approved the 1998 Long-Term Incentive Plan ("1998 Plan"). In accordance with the 1998 Plan, future awards of stock based compensation may be in the form of stock options, stock appreciation rights, restricted shares, performance shares or stock awards.

     Base salaries for executive officers are intended to be competitive in the employment market. Bonuses and grants of stock based compensation are made to executives, other than the Chief Executive officer and the Vice President of Operations, based upon the Chief Executive Officer's recommendation to the Compensation Committee, which is subjectively based upon each executive's contribution and anticipated contribution to the achievement of the Company's financial and strategic objectives. The Vice President of Operations' bonus is determined based on the operating profit of the businesses which he principally oversees. The CEO's bonus is determined by the Compensation Committee. For 1999, a new bonus program was implemented for the CEO based on the net income of the Company.

     Mr. Crawford, Chairman, Chief Executive Officer, and President, Mr. Tarorick, Vice President of Operations, Mr. Walker, Vice President and Chief Financial Officer, Mr. Cozean, Secretary and General Counsel, and Mr. Fogarty, Director of Development are the named executive officers of the Company. During 1999, the base salaries for all named executive officers, except Mr. Crawford, were increased from 1998. The Committee increased the base salaries on the recommendation of Mr. Crawford after reviewing competitive salary survey data.

     Mr. Crawford recommended that Messrs. Walker and Fogarty receive bonuses of $15,000, and $40,000, respectively. The Committee approved these bonuses. The Committee approved a bonus of $70,000 for Mr. Tarorick based on the operating profits of the companies he oversees. Mr. Crawford recommended that Mr. Tarorick receive 14,000 stock options and Messrs. Cozean and Fogarty receive 10,000 stock options under the 1998 Plan. The Committee approved these grants.

     The Compensation Committee approved a $500,000 bonus for Mr. Crawford for 1999. No options were granted to Mr. Crawford in 1999.

     The Board of Directors' general philosophy is to "qualify" future annual and long-term incentive plans for tax deductibility wherever appropriate, recognizing that, under certain circumstances, the limit imposed by Section 162(m) of the Internal Revenue Code may be exceeded.

     During 1999, the members of the Compensation Committee were:

                                          Lewis E. Hatch, Jr.
                                          Lawrence O. Selhorst, Chairman
                                          James W. Wert

                            PERFORMANCE COMPARISONS

     The graph and chart set forth below compare the cumulative total shareholder return of the Company's Common Stock for the five years ended December 31, 1999 to (a) the Total Return Index for the Nasdaq Stock Market (U.S. Companies), and (b) the S&P SmallCap Performance 600. In all cases shown, the chart assumes the investment of $100 on December 31, 1994 and the reinvestment of all dividends.

     The Company has chosen the S&P SmallCap Performance 600 Index as an index of issuers with similar market capitalizations because the Company does not believe it can reasonably identify a peer group or select an appropriate published industry or line-of-business index. Such industry or line-of-business indices are comprised primarily of either retailers or manufacturers whose business is not substantially similar to the Company's businesses.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
              PARK-OHIO, NASDAQ STOCK MARKET (U.S. COMPANIES) AND
                           SELF-DETERMINED PEER GROUP
                                    [GRAPH]

                                                                               NASDAQ STOCK MARKET            S&P SMALLCAP
                                                        PARK-OHIO              (U.S. COMPANIES)(1)           PERFORMANCE 600
                                                        ---------              -------------------           ---------------
1994                                                     $100.0                      $100.0                      $100.0
1995                                                      125.2                       141.3                       128.6
1996                                                      100.0                       173.9                       154.5
1997                                                      141.7                       213.1                       192.4
1998                                                      117.5                       300.2                       188.4
1999                                                     $ 76.7                      $542.4                      $210.0

---------------

(1) The index is issued by the University of Chicago Graduate School of Business, Center for Research in Security Prices.

                              CERTAIN TRANSACTIONS

     GAMCO, a wholly-owned subsidiary of the Company, leases space in three buildings in Conneaut, Ohio: (i) a 91,500 square foot facility owned by a company owned by Mr. M. Crawford, at a monthly rent of $27,000; (ii) an additional 70,000 square foot attached facility owned by the same company, at a monthly rate of $9,000; and (iii) a separate 50,000 square foot facility owned by Mrs. E. Crawford, at a monthly rent of $3,000. Ajax leases a facility in Cleveland, Ohio at a monthly rent of $20,833. This facility is owned by a corporation whose shareholder is Mr. M. Crawford.

     The Company believes that the foregoing transactions were all on terms at least as favorable to the Company as if negotiated on an arms-length basis with unrelated third parties.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP independent public accountants, to audit and report on the consolidated financial statements of the Company for the fiscal year ending December 31, 2000, and to perform such other services as may be required of them. In making its recommendation, the Audit Committee reviewed both the audit scope and estimated fees of Ernst & Young for the audit of the 1999 financial statements.

     Representatives of Ernst & Young will have an opportunity to make a statement at the Annual Meeting, if they so desire, and will be available to respond to appropriate shareholders' questions.

               SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Any shareholder who intends to present a proposal at the 2001 annual meeting must give notice, in compliance with Section 6 of the Company Regulations, to the Secretary of the Company at 23000 Euclid Avenue, Cleveland, Ohio 44117. The notice must be received by March 3, 2001. To have the proposal included in the Company's proxy statement and form of proxy for that meeting, the shareholder must, in addition to complying with the applicable laws and regulations governing the submission of such proposals, deliver the proposal in writing to the Secretary of the Company for consideration not later than December 1, 2000.

                                 ANNUAL REPORT

     The integrated Annual Report and Form 10-K of the Company for the year ended December 31, 1999 is being mailed to each shareholder of record with this Proxy Statement. Additional copies may be obtained from the undersigned.

                                        PARK-OHIO HOLDINGS CORP.

                                        RONALD J. COZEAN
                                          Secretary and General Counsel

March 24, 2000

                     DIRECTIONS TO MARTIN LUTHER KING, JR.
                      SCHOOL FOR LAW AND MUNICIPAL CAREERS
                              1651 EAST 71ST ST.
                             CLEVELAND, OHIO 44103

          FROM I-90/SHOREWAY:

          Exit at East 55th Street and proceed South until Hough
          Avenue (several streets North of Chester)
          At Hough Avenue, turn left (East)
          Continue on Hough Avenue until East 71st Street
          At East 71st Street turn left (North)
          Martin Luther King, Jr. School will be on right side of street
          Pass school and continue on East 71st Street to Lexington Avenue, first traffic light
          At Lexington Avenue, turn right (East)
          Enter facility using second driveway on right

          FROM DOWNTOWN:
          Taking Chester Avenue East, proceed until East 55th Street At East 55th Street, turn left (North)
          Proceed North several streets until Hough Avenue
          At Hough Avenue, turn right (East)
          Continue on Hough Avenue until East 71st Street
          At East 71st Street turn left
          Martin Luther King, Jr. School will be on right side of street
          Pass school and continue on East 71st Street to Lexington Avenue, first traffic light
          At Lexington Avenue, turn right (East)
          Enter facility using second driveway on right

           - STUDENT GUIDES WILL BE DIRECTING VISITORS TO THE MEETING
                                     SITE.

       - PRINTED MAPS ARE AVAILABLE BY CONTACTING THE PARK-OHIO INVESTOR
                     RELATIONS DEPARTMENT AT 216-692-7200.

                                  DETACH CARD
--------------------------------------------------------------------------------

          [PARK-OHIO HOLDINGS CORP. LOGO]

                                       PROXY SOLICITED ON BEHALF OF THE
                                              BOARD OF DIRECTORS

          James W. Wert and Kevin R. Greene or either of them, are hereby authorized, with full power of substitution, to represent and vote the Common Stock of the undersigned at the annual meeting of shareholders of Park-Ohio Holdings Corp. to be held at
          Martin Luther King, Jr. School Auditorium, 1651 East 71st St.,
  P       Cleveland, Ohio 44103 on May 4, 2000, and any and all
          adjournments, postponements or continuations thereof.
  R       IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, SHARES
          REPRESENTED HEREBY WILL BE VOTED IN THE MANNER SPECIFIED BY THE
  O       SHAREHOLDER. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED
          FOR THE ELECTION OF THE PERSONS NOMINATED AS DIRECTORS PURSUANT
  X       TO THE PROXY STATEMENT AND FOR THE OTHER PROPOSALS INDICATED.
          1. THE ELECTION OF DIRECTORS
  Y
                 FOR all nominees listed below  [ ]       WITHHOLD
                   (except as otherwise marked below)     AUTHORITY  [ ]
                                                          to vote for all
                                                          nominees listed below


                 Matthew V. Crawford, Lewis E. Hatch, Jr., and Lawrence
                 O. Selhorst

                 (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

          2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF

                        (Continued and to be signed, on the reverse side)

                                  DETACH CARD
--------------------------------------------------------------------------------

    Proxy No.            (Continued from reverse side)     Common Shares

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE:               , 2000

                                               --------------------------

                                               --------------------------
                                                      (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.

                     DIRECTIONS TO MARTIN LUTHER KING, JR.
                      SCHOOL FOR LAW AND MUNICIPAL CAREERS
                              1651 EAST 71ST ST.
                             CLEVELAND, OHIO 44103

          FROM I-90/SHOREWAY:

          Exit at East 55th Street and proceed South until Hough
          Avenue (several streets North of Chester)
          At Hough Avenue, turn left (East)
          Continue on Hough Avenue until East 71st Street
          At East 71st Street turn left (North)
          Martin Luther King, Jr. School will be on right side of street
          Pass school and continue on East 71st Street to Lexington Avenue, first traffic light
          At Lexington Avenue, turn right (East)
          Enter facility using second driveway on right

          FROM DOWNTOWN:
          Taking Chester Avenue East, proceed until East 55th Street At East 55th Street, turn left (North)
          Proceed North several streets until Hough Avenue
          At Hough Avenue, turn right (East)
          Continue on Hough Avenue until East 71st Street
          At East 71st Street turn left
          Martin Luther King, Jr. School will be on right side of street
          Pass school and continue on East 71st Street to Lexington Avenue, first traffic light
          At Lexington Avenue, turn right (East)
          Enter facility using second driveway on right

           - STUDENT GUIDES WILL BE DIRECTING VISITORS TO THE MEETING
                                     SITE.

       - PRINTED MAPS ARE AVAILABLE BY CONTACTING THE PARK-OHIO INVESTOR
                     RELATIONS DEPARTMENT AT 216-692-7200.

                                  DETACH CARD
--------------------------------------------------------------------------------
          [PARK-OHIO HOLDINGS CORP. LOGO]
                                       CONFIDENTIAL VOTING INSTRUCTIONS
                                          SOLICITED ON BEHALF OF THE
                                              BOARD OF DIRECTORS

          To Key Trust Company of Ohio, N.A., Trustee of the Individual
 V Account Retirement Plan of Park-Ohio Industries, Inc. and Its Subsidiaries (the "Plan"): The undersigned, a participant in
 O        the Plan, hereby directs the Trustee to vote in person or by proxy (a) all common shares of Park-Ohio Holdings Corp.
 T        credited to the undersigned's account under the Plan on the record date ("allocated shares"); and (b) the proportionate
 I        number of common shares of Park-Ohio Holdings Corp. allocated to the accounts of other participants in the Plan, but for
 N which the Trustee does not receive valid voting instructions ("non-directed shares") and as to which the undersigned is
 G        entitled to direct the voting in accordance with the Plan
          provisions at the annual meeting of shareholders of Park-Ohio
 I Holdings Corp. to be held at Martin Luther King, Jr. School Auditorium, 1651 East 71st St., Cleveland, Ohio 44103, on May
 N        4, 2000, and any and all adjournments, postponements, or
          continuations thereof. Under the Plan, shares allocated to the
 S        accounts of participants for which the Trustee does not receive timely directions in the form of a signed voting instruction
 T        card are voted by the Trustee as directed by the participants who timely tender a signed voting instruction card. By
 R        completing this Confidential Voting Instruction Card and
          returning it to the Trustee, you are authorizing the Trustee to
 U        vote allocated shares and a proportionate amount of the
          non-directed shares held in the Plan. The number of
 C        non-directed shares for which you may instruct the Trustee to vote will depend on how many other participants exercise their
 T        right to direct the voting of their allocated shares. Any
          participant wishing to vote the nondirected shares differently
 I        from the allocated shares may do so by requesting a separate voting instruction card from the Trustee at (216) 689-3685.
 O
          IF THIS CONFIDENTIAL VOTING INSTRUCTION CARD IS PROPERLY
 N        EXECUTED AND RETURNED, SHARES REPRESENTED HEREBY WILL BE VOTED
          IN THE MANNER SPECIFIED BY THE PARTICIPANT.
 S        1. THE ELECTION OF DIRECTORS
                 FOR all nominees listed below [ ]        WITHHOLD AUTHORITY [ ]
                  (except as otherwise marked below)      to vote for all
                                                          nominees listed below
                 Matthew V. Crawford, Lewis E. Hatch, Jr., and Lawrence
                 O. Selhorst
                 (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)
          2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE
             UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
             MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION
             THEREOF

                        (Continued and to be signed, on the reverse side)

                                  DETACH CARD
--------------------------------------------------------------------------------

    Proxy No.            (Continued from reverse side)     Common Shares

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE:               , 2000

                                               --------------------------

                                               --------------------------
                                                      (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.

                     DIRECTIONS TO MARTIN LUTHER KING, JR.
                      SCHOOL FOR LAW AND MUNICIPAL CAREERS
                              1651 EAST 71ST ST.
                             CLEVELAND, OHIO 44103

          FROM I-90/SHOREWAY:

          Exit at East 55th Street and proceed South until Hough
          Avenue (several streets North of Chester)
          At Hough Avenue, turn left (East)
          Continue on Hough Avenue until East 71st Street
          At East 71st Street turn left (North)
          Martin Luther King, Jr. School will be on right side of street
          Pass school and continue on East 71st Street to Lexington Avenue, first traffic light
          At Lexington Avenue, turn right (East)
          Enter facility using second driveway on right

          FROM DOWNTOWN:
          Taking Chester Avenue East, proceed until East 55th Street At East 55th Street, turn left (North)
          Proceed North several streets until Hough Avenue
          At Hough Avenue, turn right (East)
          Continue on Hough Avenue until East 71st Street
          At East 71st Street turn left
          Martin Luther King, Jr. School will be on right side of street
          Pass school and continue on East 71st Street to Lexington Avenue, first traffic light
          At Lexington Avenue, turn right (East)
          Enter facility using second driveway on right

           - STUDENT GUIDES WILL BE DIRECTING VISITORS TO THE MEETING
                                     SITE.

       - PRINTED MAPS ARE AVAILABLE BY CONTACTING THE PARK-OHIO INVESTOR
                     RELATIONS DEPARTMENT AT 216-692-7200.

                                  DETACH CARD
--------------------------------------------------------------------------------
          [PARK-OHIO HOLDINGS CORP. LOGO]

                                       CONFIDENTIAL VOTING INSTRUCTIONS
                                          SOLICITED ON BEHALF OF THE
                                              BOARD OF DIRECTORS

          Elizabeth A. Boris, Ronald J. Cozean, and James S. Walker, or
   V      any of them, Trustees of RB&W Corporation Employee Stock
          Ownership Plan (the "Plan"), are hereby authorized, with full
   O      power of substitution, to represent and vote the Common Stock of the undersigned Plan Participant at the annual meeting of
   T      shareholders of Park-Ohio Holdings Corp. to be held at Martin
          Luther King, Jr. School Auditorium, 1651 East 71st St.,
   I      Cleveland, Ohio 44103 on May 4, 2000, and any and all
          adjournments, postponements or continuations thereof.
   N      IF THIS CONFIDENTIAL VOTING INSTRUCTION CARD IS PROPERLY
          EXECUTED AND RETURNED, SHARES REPRESENTED HEREBY WILL BE VOTED
   G      IN THE MANNER SPECIFIED BY THE PLAN PARTICIPANT. IF NO
          SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF
   I      THE PERSONS NOMINATED AS DIRECTORS PURSUANT TO THE PROXY
          STATEMENT AND FOR THE OTHER PROPOSALS INDICATED.
   N      1. THE ELECTION OF DIRECTORS
                 FOR all nominees listed below  [ ]       WITHHOLD AUTHORITY [ ]
   S              (except as otherwise marked below)       to vote for all
                                                           nominees listed below
   T             Matthew V. Crawford, Lewis E. Hatch, Jr., and Lawrence
                 O. Selhorst
   R             (Instructions: to withhold authority to vote for any
                 individual nominee, strike a line through that nominee's
   U             name.)
          2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE
   C         UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
             MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION
   T         THEREOF

   I                    (Continued and to be signed, on the reverse side)

   O

   N

   S

                                  DETACH CARD
--------------------------------------------------------------------------------

    Proxy No.            (Continued from reverse side)     Common Shares

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE:               , 2000

                                               --------------------------

                                               --------------------------
                                                      (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.